As filed with the Securities and Exchange Commission on April 29, 2026
Registration File No. 333-278456

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Name of Insurance Company)

                                         One Orange Way, Windsor, Connecticut                       06095-4774
(Address of Insurance Company’s Principal Executive Offices)                            (Zip Code)

1-800-262-3862
(Insurance Company’s Telephone Number, Including Area Code)

Tamara Saverine, Vice President, Chief Counsel
Voya Retirement Insurance and Annuity Company
One Orange Way, Windsor, CT 06095-4774
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date

It is proposed that this filing will become effective (check appropriate box):

❑	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on May 1 2026 pursuant to paragraph (b) of Rule 485
❑	60 days after filing pursuant to paragraph (a)(1)
❑	on May 1, 2026 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

❑	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
❑	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
❑	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
❑
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

❑	Insurance Company relying on Rule 12h-7 under the Exchange Act
❑	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
PART A
INFORMATION REQUIRED IN PROSPECTUS

54401173.2

Voya Retirement Insurance and Annuity Company

VOYA GUARANTEED ACCOUNT

May 1, 2026

The Voya Guaranteed Account (the “Guaranteed Account”) is a fixed interest option available during the accumulation phase of Voya Marathon Plus group and individual deferred variable annuity contracts (the “Contracts”) issued by Voya Retirement Insurance and Annuity Company (“VRIAC,” the “Company,” “we,” “us” and “our”). This prospectus (“Prospectus”) does not describe the contracts or the investment options other than the Guaranteed Account. Because the Contracts are no longer sold, the prospectuses for the Contracts are no longer updated. For information about the Contracts, you should consult the Contracts themselves and the most recent prospectuses for the Contracts and any subsequent updating materials. For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request prospectuses for the portfolios underlying the variable investment options, which do not accompany this Prospectus, by writing to Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or by calling 1-800-531-4547. Read this Prospectus carefully before investing in the Guaranteed Account and save it for future reference.

The Guaranteed Account offers investors an opportunity to earn specified guaranteed rates of interest for specified periods of time, called Guaranteed Terms (“Guaranteed Terms”).  We generally offer several Guaranteed Terms at any one time for those considering investing in the Guaranteed Account.  The number of Guaranteed Terms offered may vary by state, we may not offer all Guaranteed Terms on all Contracts, and the rates for a given Guaranteed Term may vary among Contracts.  Each Guaranteed Term offers a guaranteed interest rate for investments that remain in the Guaranteed Account for the duration of the specific Guaranteed Term.  The Guaranteed Term establishes both the length of time for which we agree to credit a guaranteed interest rate and how long your investment must remain in the Guaranteed Account in order to receive the guaranteed interest rate. The Guaranteed Terms are listed in “Appendix A: Fixed Interest Options Available Under the Contract”.

The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments (also referred to as “Market Value Adjustments”), taxes, and tax penalties. We guarantee both principal and interest if, and only if, your investment remains invested in the Guaranteed Account for the full Guaranteed Term.  Charges related to the Contract, such as a maintenance fee or early withdrawal charge, may still apply even if you do not withdraw until the end of a Guaranteed Term.  Investments taken out of the Guaranteed Account prior to the end of a Guaranteed Term could result in a Market Value Adjustment (“MVA”), which could be negative and cause you to lose money. You may receive less than the amount invested and less than the amount you would receive had you held the investment until maturity. Under extreme circumstances, you could lose up to 100% of your investment in a Guaranteed Term if you remove your investment prior to maturity. You should speak with a financial professional about the features, benefits, risks, and fees and whether the Contract is appropriate for you based on your financial situation and objectives.

All Company guarantees and obligations under the Contracts are subject to the Company’s financial strength and claims paying ability.

Premium Bonus Option.  If the premium bonus option is available under your Contract and you elect that option, we will credit a premium bonus to your Contract for each purchase payment you make during the first account year.  There is an additional charge for this option during the first seven account years.  For amounts allocated to the Guaranteed Account, the assessment of this charge will result in a reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option.  Therefore, the fees you will pay if you elect the premium bonus option will be greater than the fees you will pay if you do not elect the premium bonus option.  The premium bonus option may not be right for you if you expect to make additional purchase payments after the first account year or if you anticipate that you will need to make withdrawals during the first seven account years.  In these circumstances the amount of the premium bonus option charge may be more than the amount of the premium bonus we credit to your Contract.  See the “PREMIUM BONUS OPTION - SUITABILITY” section of the contract prospectus.  The premium bonus option may not be available under all Contracts or in all states.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including fixed interest options with Market Value Adjustments, has been prepared by the SEC’s staff and is available at Investor.gov.

We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state or jurisdiction that does not permit their sale.  We have not authorized anyone to provide you with information that is different than that contained in this prospectus. The Guaranteed Account is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured by the Federal Deposit Insurance Corporation (“FDIC”).

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54401173.2

TABLE OF CONTENTS
Page

OVERVIEW OF THE CONTRACT
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEE TABLE
PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
THE COMPANY
DESCRIPTION OF THE GUARANTEED ACCOUNT
TRANSFERS
WITHDRAWALS
CHARGES, FEES,AND ADJUSTMENTS
OTHER TOPICS
APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT 20

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54401173.2

OVERVIEW OF THE CONTRACT

This Prospectus describes the Guaranteed Account, a fixed interest option that may be available during the accumulation phase of your variable annuity contract, which is no longer sold.
This Prospectus does not describe the Contract itself or the investment options other than the Guaranteed Account.  Because the Contract is no longer sold, the prospectus for the Contract is no longer updated. For information about the Contract, you should consult the Contract itself and the most recent Prospectus and any subsequent updating materials for the Contract, which you may request by writing to or by calling Customer Service at:

Voya Retirement Insurance and Annuity Company
P.O. Box 9271
Des Moines, IA 50306-9271
1-800-531-4547

In this Prospectus, we refer to the most recent prospectus for your contract, which may include any subsequent updating materials, as your “contract prospectus.”

For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request that information by writing to or calling Customer Service at the address and number above.

The purpose of the Contract is to serve as a retirement savings vehicle that offers a variety of investment options, including the Guaranteed Account, to help meet long-term financial goal. The Contract may be appropriate for an investor based on, among other things, a long time horizon and no short term liquidity needs.  The Contract has an accumulation phase, during which you can invest in the Guaranteed Account and variable options discussed in the contract prospectus, and an income phase, when you start receiving annuity payments from your Contract. The Contract offers several Income Phase payment options. However, once you start receiving annuity payments, you will be unable to make withdrawals, and any death benefits will terminate. For more information on features and benefits, please refer to the contract prospectus, which includes an extensive discussion of the foregoing. Other investment options available under the Contract are also discussed in the contract prospectus.

Amounts that you invest in the Guaranteed Account will earn a guaranteed interest rate if left in the Guaranteed Account for a specified period of time (the Guaranteed Term).  Additional information about the Guaranteed Terms is provided in an appendix to this prospectus. See “APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT.”

You must invest amounts in the Guaranteed Account for the full Guaranteed Term in order to receive the quoted guaranteed interest rate.  If you remove those amounts before the end of the Guaranteed Term, we may apply a “Market Value Adjustment,” which may be positive or negative. You could lose a significant amount of money due to a Market Value Adjustment (“MVA”) if you withdraw or transfer all or part of your investment during a Guaranteed Term prior to its maturity. A negative MVA may apply to transfers (except for transfers due to participation in the dollar cost averaging program; withdrawals due to the election of a non-lifetime income option; payment of a guaranteed death benefit due to the death of a spousal beneficiary or a joint contract holder who continued the account in his or her name after the death of the other joint contract holder, if applicable; payment of a guaranteed death benefit more than six months after the date of death (except under certain Contracts issued in the State of New York); and full or partial withdrawals during the accumulation phase (except for amounts distributed under a systematic distribution and withdrawals for minimum distributions required by the Tax Code of 1986, as amended (“Tax Code”) and for which the early withdrawal charge is waived).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?
Yes. Withdrawal charges may apply to any withdrawal from your Contract, including a withdrawal from the Guaranteed Account. For more information regarding withdrawal charges and other charges applicable to your Contract, please refer to your Contract and contract prospectus.

If all or a portion of your Account Value is removed from a Guaranteed Term before it matures, we will apply Market Value Adjustment, which may be negative and could cause a potential loss of up to 100% of your Account Value in the Guaranteed Term. For example, you allocate $100,000 to a Guaranteed Term with a 3-year duration and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. A Market Value Adjustment may apply to transfers (except for transfers due to participation in the dollar cost averaging program or under the maturity value transfer program); withdrawals due to the election of a non-lifetime income option; payment of a guaranteed death benefit due to the death of a spousal beneficiary or a joint contract holder who continued the account in his or her name after the death of the other joint contract holder, if applicable; payment of a guaranteed death benefit more than six months after the date of death (except under certain Contracts issued in the State of New York); and full or partial withdrawals during the accumulation phase (except for withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived and amounts distributed under a systematic distribution option).

See “FEE TABLE” and “CONTRACT CHARGES AND ADJUSTMENTS.”

Are There Transaction Charges?
Yes. In addition to withdrawal charges and Market Value Adjustments, you may also be charged for other transactions. For additional information about transaction charges, please refer to your Contract and contract prospectus.

Are There Ongoing Fees and Expenses?
Yes. The Contract provides for different ongoing fees and expenses. For more information regarding ongoing fees and expenses applicable to your Contract, please refer to your Contract and contract prospectus.

There are no ongoing fees and expenses for the Guaranteed Account.

See “FEE TABLE” and “CONTRACT CHARGES AND ADJUSTMENTS”

RISKS
Is There a Risk of Loss from Poor Performance?
Yes. The Contract is subject to the risk of loss. You could lose some or all of your Account Value, depending on the investment options you choose under the Contract which are described in the most recent contract prospectus and the most recent prospectuses for the portfolios underlying the variable investment options.

An Investor can lose money by investing in the Contract if Account Value is removed from a Guaranteed Term prior to its maturity.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

Is This a Short-Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you turn age 59½.

Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties. Amounts removed from a Guaranteed Term before it matures may also result in a negative Market Value Adjustment, Account Value in a Guaranteed Term will be reallocated at maturity according to the investor’s instructions. When a Guaranteed Term matures, if we have not received instructions, we will automatically reinvest the maturing investment into an available Guaranteed Term. We will generally transfer the maturing investment in the following manner based upon availability:
• To a Guaranteed Term of similar length, if available;
• To a Guaranteed Term with the next shortest duration, if available; or
• To a Guaranteed Term with the next longest duration.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Associated with the Investment Options?
Investment in the Contract may be subject to risk of poor investment performance. Each investment option available under the Contract, including the Guaranteed Account, will have its own unique risks, and you should review the investment options before making an investment decision. Please refer to the Contract, the most recent contract prospectus and the most recent prospectuses for the portfolios underlying the variable investment options for more information.

For additional information about the risks associated with the Guaranteed Account, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Guaranteed Terms, guarantees or benefits are subject to the financial strength and claims-paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-800-584-6001.

See “THE COMPANY.”

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
• Not all Guaranteed Terms may be available for current or future investment;
• There are certain restrictions on transfers from the Guaranteed Terms.

For information about restrictions on other investment options, please refer to your contract prospectus.

See “DESCRIPTION OF THE GUARANTEED ACCOUNT.”

Are There any Restrictions on Contract Benefits?	Yes. Your Contract may have restrictions on contract benefits. For additional information about restrictions on contract benefits, please refer to your Contract and contract prospectus.

TAXES
What Aare the Contract’s Tax Implications?
• You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;
• There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and
• Withdrawals will be subject to ordinary income tax and may be subject to tax penalties if taken prior to age 59 1/2.

See “OTHER CONSIDERATIONS- Taxation.”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
• We pay compensation to broker/dealers whose registered representatives sell the Contract.
• Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.
• Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “PRINCIPAL UNDERWRITER.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both Contracts, and any fees or penalties to terminate the existing Contract, that it is preferable for you to purchase the new Contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

FEE TABLE

The contract prospectus describes the fees and expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or the Contract. Please refer to the contract prospectus and your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from a Guaranteed Term or from the Contract before the expiration of a specified period.

Adjustments
Guaranteed Term Maximum Potential Loss Due to Market Value Adjustment (as a percentage of Account value withdrawn from the Guaranteed Term)(1)	100%

(1) A Market Value Adjustment may apply to transfers (except for transfers due to participation in the dollar cost averaging program or under the maturity value transfer provision; withdrawals due to the election of a nonlifetime income option; payment of a guaranteed death benefit due to the death of a spousal beneficiary or a joint contract holder who continued the account in his or her name after the death of the other joint contract holder, if applicable; payment of a guaranteed death benefit more than six months after the date of death (except under certain Contracts issued in the State of New York); and full or partial withdrawals during the accumulation phase (except for amounts distributed under a systematic distribution option and withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived).

PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS

Allocating contract value to the Guaranteed Account involves certain risks as noted below. The Contract is also subject to the principal risks described in the contract prospectus. The Contract and the fixed maturity options may be subject to additional risks other than those identified and described in this Prospectus and the contract prospectus. Please refer to the most recent contract prospectus for the principal risks relating to the Contract, contract benefits, and any other investment option under the Contract. You should also carefully consider your personal tax situation before you invest in the Guaranteed Account.  See “OTHER TOPICS – Taxation” and discuss your personal tax situation with a tax and/or legal adviser for information about the tax treatment of amounts invested in the Guaranteed Account.

Liquidity Risk.  The Guaranteed Account is designed for long-term investment and your purchase payments should be invested in the Guaranteed Account for at least the length of the early withdrawal charge period under the Contract.  A free withdrawal percentage or other waiver, if available under the Contract, may provide some liquidity.  However, if you withdraw more than the free withdrawal percentage, if available, or a waiver of the charge does not apply, an early withdrawal charge may apply, which in combination with the Market Value Adjustment, taxes, and tax penalties, could result in the loss of principal and earnings.  Because the Guaranteed Account provides only limited liquidity during the early withdrawal charge period, it is not suitable for short-term investment.

Fees.  Your amount invested in the Guaranteed Account may be impacted by a Market Value Adjustment, the early withdrawal charge, maintenance fee, transfer fees, premium taxes, taxes, and, if the premium bonus option is available under your Contract, the premium bonus charge.  These fees and other deductions could result in you receiving less than your investment in the Guaranteed Account.

If the premium bonus option is available under your Contract and you elect that option, premium bonus amounts invested in the Guaranteed Account will be subject to an additional charge during the first seven contract years.  This premium bonus charge will result in a reduction in the interest which would have been credited to those amounts during the first seven contract years, and the premium bonus charge may exceed the amount of the premium bonus credited to your Contract.  See the “PREMIUM BONUS OPTION – SUITABILITY” section of the contract prospectus for more information.

Early Withdrawal Charge.  An early withdrawal charge may apply to certain withdrawals of all or a portion of your investment in the Guaranteed Account. The early withdrawal charge is designed to recover some of our sales and administrative costs associated with the Contract. Any early withdrawal charge, in combination with the MVA, could result in the loss of principal and earnings. You bear the risk that you may receive less than your investment in the Guaranteed Account.

The Market Value Adjustment (“MVA”).  A MVA may apply to early withdrawals, transfers or other transactions associated with the Guaranteed Account.  We use the MVA to protect us from the risk that we will suffer a loss should we need to liquidate the investments we use to support the guaranteed interest rates that we offer in order to pay you the amount requested. The MVA may be negative, positive or result in no change.  The MVA is generally negative when interest rates in the current market are higher than at the guaranteed interest rates for the Guaranteed Terms in which you are invested.  At the time of any transaction triggering a MVA, in the event that interest rates in the current market are higher, you bear the risk that you may receive less than your investment in the Guaranteed Account,.  Under extreme conditions, you could lose up to 100% of the value held in the Guaranteed Account

Interest Rate Risk.  The minimum guaranteed interest rate associated with any applicable Guaranteed Term will never be less than the rate stated in your Contract.  We will periodically determine the interest rates we offer in excess of the guaranteed minimum interest rate in our sole discretion.  We have no specific formula for determining the rate of interest we will declare in the future.  The interest rates we declare are influenced by, but do not necessarily correspond with, interest rates available on the type of debt instruments in which we intend to invest amounts attributable to the Guaranteed Account.  We cannot predict the level of future interest rates.

Investment Risk.  The Guaranteed Account’s investment risk and return characteristics are similar to those of a zero coupon bond or certificate of deposit.  An  MVAmay apply, which in combination with an early withdrawal charge, could result in the loss of principal and earnings.  Otherwise,your Account Value maintained in the Guaranteed Account through the end of a Guaranteed Term provides a fixed rate of return. The Company guarantees principal and credited interest only when held for the length of the Guaranteed Term. You bear the risk that you may receive less than your investment in the Guaranteed Account.

Contract Change Risk. We reserve the right to limit the total number of Guaranteed Term options available to you under the Contract and may require enrollment in the dollar cost averaging program.

Financial Strength.  All guarantees under the Guaranteed Account are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may be unable to meet its obligations to investors.

Business Disruption and Cybersecurity Risks - We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business activities. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).

Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.

Systems failures and cybersecurity incidents affecting us, our affiliates, intermediaries, service providers, and other third parties on whom we rely may interfere with our ability to process Contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage.

The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your Contract.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of Contract transactions, including processing orders from owners, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries. There can be no assurance that we or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

THE COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976.  Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002 until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc.  In May 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA”.

We are engaged in the business of selling life insurance and annuities and providing financial services in the United States.  We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands.  We are obligated to pay all amounts promised under the Contracts, subject to our financial strength and claims-paying ability.

Our principal executive offices are located at:

One Orange Way
Windsor, Connecticut 06095-4774

Separate Account

Amounts applied to the Guaranteed Account will be deposited to a nonunitized separate account established under Connecticut law.  A nonunitized separate account is a separate account in which the contract holder does not participate in the performance of the assets through unit values or any other interest.  Contract holders allocating funds to the nonunitized separate account do not receive a unit value of ownership of assets accounted for in this separate account.  The risk of investment gain or loss is borne entirely by the Company.  All Company obligations due to allocations to the nonunitized separate account are contractual guarantees of the Company and are accounted for in the separate account.  All of the general assets of the Company are available to meet our contractual guarantees.  To the extent provided for in the applicable Contract, the assets of the nonunitized separate account are not chargeable with liabilities resulting from any other business of the Company.  Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company.

Registered Separate Account

Information about the registered separate account through which the variable investment options are offered is included in the contract prospectus.  Please refer to the contract prospectus for more information.

DESCRIPTION OF THE GUARANTEED ACCOUNT

General

The Guaranteed Account offers guaranteed interest rates for specific Guaranteed Terms.  For a particular guaranteed interest rate and Guaranteed Term to apply to your account dollars, you must invest them during the deposit period in which that rate and term are offered.  For Guaranteed Terms of one year or longer, we may offer different interest rates for specified time periods within a Guaranteed Term.  We may also offer more than one Guaranteed Term of the same duration with different guaranteed interest rates. Information regarding the features of each currently offered Guaranteed Term, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in an appendix to this Prospectus.  See “Appendix A: Fixed Interest Options Available Under the Contract.”

An MVA may be applied to any values withdrawn or transferred from a Guaranteed Term prior to the end of that Guaranteed Term, except for:
•	withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived;
•	amounts transferred under the maturity value transfer provision;
•	amounts transferred under the dollar cost averaging program;
•	amounts withdrawn under a systematic distribution option;
•	Withdrawals due to the election of a non-lifetime income option;
•
Payment of a guaranteed death benefit due to the death of a spousal beneficiary or a joint contract holder who continued the account in his or her name after the death of the other joint contract holder; and (if applicable)

•	Payment of a guaranteed death benefit more than six months after the date of death (except under certain Contracts issued in the State of New York).

You can lose a significant amount of money if you withdraw or transfer money from a Guaranteed Term prior to the end of the Guaranteed Term.

MVAs applied to withdrawals or transfers from the Guaranteed Account will be calculated as an “aggregate MVA,” which is the sum of all MVAs applicable due to the withdrawal (see the “CONTRACT CHARGES AND ADJUSTMENTS - MARKET VALUE ADJUSTMENT (“MVA”)” section of this prospectus for an example of the calculation of the aggregate MVA).

The aggregate MVA applicable may be positive or negative. However, the following withdrawals will be subject to an aggregate MVA only if it is positive:
•	Withdrawals due to the election of a lifetime income option; and
•	Unless otherwise noted, payment of a guaranteed death benefit (if paid within the first six months following death).

We maintain a toll-free telephone number for those wishing to obtain information concerning available deposit periods, guaranteed interest rates and Guaranteed Terms.  The telephone number is 1-800-531-4547.  At least 18 calendar days before a Guaranteed Term matures we will notify you of the upcoming deposit period dates and information on the current guaranteed interest rates, discontinuance of any Guaranteed Terms, Guaranteed Terms and projected matured Guaranteed Term values.

Contributions to the Guaranteed Account

You may invest in the Guaranteed Terms available in the current deposit period by allocating new payments to the Guaranteed Account or by transferring a sum from other funding options available under the Contract or from other Guaranteed Terms of the Guaranteed Account, subject to the transfer limitations described in the Contract.  We may limit the number of Guaranteed Terms you may select.  Currently, if the dollar cost averaging program is in effect in a Guaranteed Term and you wish to add an additional deposit to be dollar cost averaged, all amounts to be dollar cost averaged will be combined and the dollar cost averaging amount will be recalculated.  This will affect the duration of amounts in the Guaranteed Term.

Although there is currently no limit, we reserve the right to limit the total number of investment options you may select at any one time during the life of the Contract.  For purposes of determining any limit, each Guaranteed Term counts as one investment option.  Although we may require a minimum payment(s) to a Contract, we do not require a minimum investment for a Guaranteed Term.  Refer to the contract prospectus.  There is a $500 minimum for transfers from other funding options.

Investments may not be transferred from a Guaranteed Term during the deposit period in which the investment is applied or during the first 90 days after the close of the deposit period.  This restriction does not apply to amounts transferred or withdrawn under the maturity value transfer provision, to amounts transferred under the dollar cost averaging program or, in some situations, withdrawn because you discontinued the dollar cost averaging program, or to amounts distributed under a systematic distribution option.  See “MATURITY VALUE TRANSFER PROVISION” and “TRANSFERS.”

Deposit Period

The deposit period is the period of time during which you may direct investments to a particular Guaranteed Term(s) and receive a stipulated guaranteed interest rate(s).  Each deposit period may be a month, a calendar quarter or any other period of time we specify.

Guaranteed Terms

A Guaranteed Term is the time we specify during which we credit the guaranteed interest rate.  We offer Guaranteed Terms at our discretion for various periods ranging up to and including 10 years.  We may limit the number of Guaranteed Terms you may select and may require enrollment in the dollar cost averaging program.

Guaranteed Interest Rates

Guaranteed interest rates are the rates that we guarantee will be credited on amounts applied during a deposit period for a specific Guaranteed Term.  We may offer different guaranteed interest rates on Guaranteed Terms of the same duration.  Guaranteed interest rates are annual effective yields, reflecting a full year’s interest.  The guaranteed interest rate will never be less than 1%. We credit interest at a rate that will provide the guaranteed annual effective yield over one year.  Guaranteed interest rates are credited according to the length of the Guaranteed Term as follows:

•	Guaranteed Terms of One Year or Less. The guaranteed interest rate is credited from the date of deposit to the last day of the Guaranteed Term.

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Guaranteed Terms of Greater than One Year.  Except for those Contracts or certificates issued in the State of New York, several different guaranteed interest rates may be applicable during a Guaranteed Term of more than one year.  The initial guaranteed interest rate is credited from the date of deposit to the end of a specified period within the Guaranteed Term.  We may credit several different guaranteed interest rates for subsequent specific periods of time within the Guaranteed Term.  For example, for a five-year Guaranteed Term we may guarantee 7% for the first year, 6.75% for the next two years and 6.5% for the remaining two years.  We reserve the right, however, to apply one guaranteed interest rate for an entire Guaranteed Term.

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We will not guarantee or credit a guaranteed interest rate below the minimum rate specified in the Contract, nor will we credit interest at a rate above the guaranteed interest rate we announce prior to the start of a deposit period.  Our guaranteed interest rates are influenced by, but do not necessarily correspond with, interest rates available on fixed income investments we may buy using deposits directed to the Guaranteed Account.  We consider other factors when determining guaranteed interest rates including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends and competitive factors.  We make the final determination regarding guaranteed interest rates.  We cannot predict the level of future guaranteed interest rates.

Maturity of a Guaranteed Term.  At least 18 calendar days prior to the maturity of a Guaranteed Term we will notify you of the upcoming deposit period, the projected value of the amount maturing at the end of the Guaranteed Term and the guaranteed interest rate(s) and Guaranteed Term(s) available for the current deposit period.

When a Guaranteed Term matures, the amounts in any maturing Guaranteed Term may be:
•	Transferred to a new Guaranteed Term(s), if available under the Contract;
•	Transferred to any of the allowable investment options available under the Contract; or
•	Withdrawn from the Contract.

We do not apply an MVA to amounts transferred or withdrawn from a Guaranteed Term on the date the Guaranteed Term matures.  Amounts withdrawn, however, may be subject to an early withdrawal charge, a maintenance fee, taxation and, if the contract holder has not turned age 59½, tax penalties.  Withdrawals may also result in the forfeiture of all or part of any premium bonus credited to the Guaranteed Account.  See the “PREMIUM BONUS OPTION - FORFEITURE” and “WITHDRAWALS” sections of the contract prospectus.

If we have not received direction from you by the maturity date of a Guaranteed Term, we will automatically transfer the matured term value to a new Guaranteed Term of similar length.  If the same Guaranteed Term is no longer available, the next shortest Guaranteed Term available in the current deposit period will be used.  If no shorter Guaranteed Term is available, the next longest Guaranteed Term will be used.

Under the Guaranteed Account, each Guaranteed Term is counted as one funding option.  If a Guaranteed Term matures, and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

You will receive a confirmation statement, plus information on the new guaranteed rate(s) and Guaranteed Term.

Maturity Value Transfer Provision

If we automatically reinvest the proceeds from a matured Guaranteed Term, you may transfer or withdraw from the Guaranteed Account the amount that was reinvested without an MVA.  An early withdrawal charge and maintenance fee may apply to withdrawals.  If the full amount reinvested is transferred or withdrawn, we will include interest credited to the date of the transfer or withdrawal.  This provision is only available until the last business day of the month following the maturity date of the prior Guaranteed Term.  This provision only applies to the first transfer or withdrawal request received from the contract holder with respect to a particular matured Guaranteed Term value, regardless of the amount involved in the transaction.

TRANSFERS

We allow you to transfer all or a portion of your Account Value to the Guaranteed Account or to other investment options under the Contract. Please refer to the contract prospectus for more information regarding transfers of the other investment options.  We do not allow transfers from any Guaranteed Term to any other Guaranteed Term or investment option during the deposit period for that Guaranteed Term or for 90 days following the close of that deposit period.  The 90-day wait does not apply to:
•	Amounts transferred on the maturity date or under the maturity value transfer provision;
•	Amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option;
•	Amounts distributed under a systematic distribution option;
•	Amounts transferred from an available Guaranteed Term in connection with the dollar cost averaging program; and
•	Withdrawals due to your exercise of the right to cancel your Contract.

Transfers after the 90-day period are permitted from a Guaranteed Term(s) to another Guaranteed Term(s) available during a deposit period or to other available investment options.  We will apply an MVA to transfers made before the end of a Guaranteed Term.  Transfers within one calendar month of a term’s maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

When the contract holder requests the transfer of a specific dollar amount, we account for any applicable MVA in determining the amount to be withdrawn from a Guaranteed Term(s) to fulfill the request.  Therefore, the amount we actually withdraw from the Guaranteed Term(s) may be more or less than the requested dollar amount. See the Statement of Additional Information (the “SAI”) for an example.  For more information on transfers, see the contract prospectus.

WITHDRAWALS

The Contract allows for full or partial withdrawals from the Guaranteed Account at any time during the accumulation phase.  To make a full or partial withdrawal, a request form (available from us) must be properly completed and submitted to Customer Service (or other designated office as provided in the Contract).

Partial withdrawals are made pro-rata from each Guaranteed Term group.  From each Guaranteed Term group, we will first withdraw funds from the oldest deposit period, then from the next oldest and so on.

We may apply an MVA to withdrawals made prior to the end of a Guaranteed Term, except for withdrawals made under the maturity value transfer provision.  See “CONTRACT CHARGES AND ADJUSTMENTS - MARKET VALUE ADJUSTMENT (“MVA”)”.  We may deduct an early withdrawal charge and maintenance fee.  The early withdrawal charge is a deferred sales charge which may be deducted upon withdrawal to reimburse us for some of the sales and administrative expenses associated with the Contract.  A maintenance fee, up to $30, may be deducted pro-rata from each of the funding options, including the Guaranteed Account.  Refer to the contract prospectus for a description of these charges.  When a request for a partial withdrawal of a specific dollar amount is made, we will include the MVA in determining the amount to be withdrawn from the Guaranteed Term(s) to fulfill the request.  Therefore, the amount we actually take from the Guaranteed Term(s) may be more or less than the dollar amount requested.

For additional information on withdrawals, please refer to the contract prospectus.

Deferral of Payments
Under certain emergency conditions, we may defer payment of a Guaranteed Account withdrawal for up to six months.  Refer to the contract prospectus for more details.

Reinstatement Privilege
You may elect to reinstate all or a portion of a full withdrawal during the 30 days following such a withdrawal.  We must receive amounts for reinstatement within 60 days of the withdrawal.

We will apply reinstated amounts to the current deposit period.  This means that the guaranteed annual interest rate and Guaranteed Terms available on the date of reinstatement will apply.  Amounts are reinstated in the same proportion as prior to the full withdrawal.  We will not credit your account for Market Value Adjustments or any premium bonus forfeited that we deducted at the time of withdrawal or refund any taxes that were withheld.  Refer to the contract prospectus for further details.

CHARGES, FEES, AND ADJUSTMENTS

Certain charges may be deducted directly or indirectly from the investment options available under the Contract, including the Guaranteed Account.  The Contract may have a maintenance fee of up to $30 that we will deduct, on an annual basis, pro-rata from all funding options including the Guaranteed Account.  We may also deduct a maintenance fee upon full withdrawal of a Contract.

The Contract may have an early withdrawal charge that we will deduct, if applicable, upon a full or partial withdrawal from the Contract, including withdrawals from the Guaranteed Account.  If the withdrawal occurs prior to the maturity of a Guaranteed Term, your loss will be greater if an MVA is assessed or taxes or tax penalties apply.

We do not deduct mortality and expense risk charges and other asset-based charges that may apply to variable funding options from the Guaranteed Account.  These charges are only applicable to the variable funding options.

If the premium bonus option is available under your Contract and elected by you at the time of application, a charge will be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option.  See the “Fee Tables,” “Fees” and “Premium Bonus Option” sections of the contract prospectus.

We may deduct a charge for premium taxes of up to 4% from amounts in the Guaranteed Account.

During the accumulation phase, transfer fees of up to $10 per transfer may be deducted from amounts held in or transferred from the Guaranteed Account.

Refer to the contract prospectus for details on contract deductions.

MARKET VALUE ADJUSTMENT (“MVA”)

We apply an MVA to amounts transferred or withdrawn from the Guaranteed Account prior to the end of a Guaranteed Term.  To accommodate early withdrawals or transfers, we may need to liquidate certain assets or use cash that could otherwise be invested at current interest rates.  When we sell assets prematurely we could realize a profit or loss depending upon market conditions. The MVA transfers this risk from the Company to the investor who transfers or withdraws their investment from the Guaranteed Account prior to the maturity of a Guaranteed Term in order to protect the Company from losses on its own investments.

The MVA reflects changes in interest rates since the deposit period.  When interest rates increase after the deposit period, the value of the investment decreases and the MVA amount may be negative.  Conversely, when interest rates decrease after the deposit period, the value of the investment increases and the MVA amount may be positive.  Therefore, the application of an MVA may increase or decrease the amount withdrawn from a Guaranteed Term to satisfy a withdrawal or transfer request. Under extreme circumstances, you could lose up to 100% of your investment in the Guaranteed Account as a result of an MVA.

Aggregate MVA — The total of all MVAs applied due to a transfer or withdrawal.

Calculation of the Aggregate MVA — In order to satisfy a transfer or withdrawal, amounts may be withdrawn from more than one Guaranteed Term, with more than one guaranteed interest rate.  In order to determine the MVA applicable to such a transfer or withdrawal, the MVAs applicable to each Guaranteed Term will be added together, in order to determine the “aggregate MVA.”

Example:
$1,000 withdrawal, two Guaranteed Terms,
MVA1 = $10, MVA2 = $–30
$10 + $–30 = $–20.
Aggregate MVA = $–20.

Example:
$1,000 withdrawal, two Guaranteed Terms,
MVA1 = $30, MVA2 = $–10
$30 + $–10 = $20.
Aggregate MVA = $20.

An MVA will not apply to:
•	withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived;
•	amounts transferred under the maturity value transfer provision;
•	amounts transferred under the dollar cost averaging program;
•	amounts withdrawn under a systematic distribution option;
•	Withdrawals due to the election of a non-lifetime income option;
•
Payment of a guaranteed death benefit due to the death of a spousal beneficiary or a joint contract holder who continued the account in his or her name after the death of the other joint contract holder; and (if applicable)

•	Payment of a guaranteed death benefit more than six months after the date of death (except under certain Contracts issued in the State of New York).

See “SYSTEMATIC DISTRIBUTION OPTIONS”

MVAs applied to withdrawals or transfers from the Guaranteed Account will be calculated as an “aggregate MVA,” which is the sum of all MVAs applicable due to the withdrawal.  (See the previous page for an example of the calculation of the aggregate MVA).  The aggregate MVA applicable may be positive or negative. However, the following withdrawals will be subject to an aggregate MVA only if it is positive:
•	Withdrawals due to the election of a lifetime income option; and
•	Unless otherwise noted, payment of a guaranteed death benefit (if paid within the first six months following death).

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*
If you discontinue the dollar cost averaging program and transfer the amounts in it, subject to the Company’s terms and conditions governing Guaranteed Terms, to another Guaranteed Term, an MVA will apply.

For a further explanation of how the MVA is calculated, see the Statement of Additional Information.

On any day, if you wish to obtain the current Market Value Adjustment, you may contact us at 1-800-584-6001. Your Market Value Adjustment is calculated at the end of each Business Day. Because the MVA can fluctuate daily the value provided at the time you contact us may be more or less than the MVA that applies on the Business Day that we process your withdrawal. A negative MVA may reduce the amount you receive on a withdrawal or partial withdrawal.]

OTHER TOPICS

Income Phase

The Guaranteed Account may not be used as one of your investment options during the income phase.  Amounts invested in Guaranteed Terms must be transferred to one or more of the options available to fund income payments before income payments can begin.

An aggregate MVA, as previously described, may be applied to amounts transferred to fund income payments before the end of a Guaranteed Term.  Amounts used to fund lifetime income payments will receive either a positive aggregate MVA or none at all; however, amounts transferred to fund a nonlifetime income payment option may receive either a positive or negative aggregate MVA.  Refer to the contract prospectus for a discussion of the income phase and income payment options. To obtain a copy of the contract prospectus, you can call 1-800-531-4547.

FEDERAL TAX CONSIDERATIONS

Introduction

The Contracts described in this prospectus are designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contracts. The U.S. federal income tax treatment of the Contracts is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contracts;
•	Tax laws change. It is possible that a change in the future could affect Contracts issued in the past, including the Contracts described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contracts or transactions involving the Contracts; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts:  Nonqualified or Qualified

The Contracts described in this prospectus may be purchased on a non-tax-qualified basis (“Nonqualified Contracts”) or on a tax-qualified basis (“Qualified Contracts”).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to Contracts funding qualified plans. You may not deduct the amount of your Purchase Payments to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals and/or employers whose Purchase Payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(b), 408, 408A or 457(b) of the Tax Code. Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Roth Accounts. Tax Code Section 402A allows employees of public schools and certain Tax Code Section 501(c)(3) organizations offering 403(b) plans to contribute after-tax salary contributions to a Roth 403(b) account. Roth accounts provide for tax-free distributions, subject to certain conditions and restrictions. If permitted by us and under the plan for which the Contract is issued, we will set up one or more accounts for you under the Contract for Roth after-tax contributions and the portion of any transfer or rollover attributable to such amounts.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a Natural Person (in other words, an individual) you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until Income Phase payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the Account Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury in Reg. Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements and rulings, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the Separate Account;

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Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a Natural Person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the contract value over the “investment in the Contract” (generally, the Purchase Payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-Natural Person should consult with a tax and/or legal adviser before purchasing the Contract. When the contract owner is not a Natural Person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

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Delayed Income Phase Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a withdrawal from a Nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the Contract at that time. A market value adjustment, if applicable, could increase the contract value. Investment in the Contract is generally equal to the amount of all Purchase Payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract (cost basis).

10% Penalty Tax. A distribution from a Nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a contract owner (the annuitant if the contract owner is a non-Natural Person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the Contract” in the old Contract will generally carry over to the new Contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
• First, from any remaining “investment in the Contract” made prior to August 14, 1982 and exchanged into the Contract;
• Next, from any “income on the Contract” attributable to the investment made prior to August 14, 1982;
• Then, from any remaining “income on the Contract”; and
• Lastly, from any remaining “investment in the Contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another Contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original Contract or the new Contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original Contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original Contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Income Phase Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each Income Phase payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Income Phase payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Income Phase payments, as determined when Income Phase payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent Income Phase payment is subject to tax as ordinary income.

Annuity contracts that are partially annuitized are treated as separate Contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Different distribution requirements apply if your death occurs:
• After you begin receiving Income Phase payments under the Contract; or
• Before you begin receiving such distributions.

If your death occurs after you begin receiving Income Phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving Income Phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2022, your entire balance must be distributed by August 31, 2027. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
• Over the life of the designated Beneficiary; or
• Over a period not extending beyond the life expectancy of the designated Beneficiary.

If the designated Beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-Natural Person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of a contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time Income Phase payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as Income Phase payments.

Special rules may apply to amounts distributed after a Beneficiary has elected to maintain the Account Value and receive payments.

If the death occurs after Income Phase payments begin, a guaranteed period exists under the Income Phase option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the Purchase Payments and the Account Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a Nonqualified Contract is treated as a distribution of such amount or portion. If the entire contract value is pledged or collaterally assigned, subsequent increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a Nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an Annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity Contracts or otherwise.

Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from Nonqualified Contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact your sales representative or call Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:
•
401(a) and 401(k) Plans. Sections 401(a) and 401(k) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

• 403(b) and Roth 403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the Purchase Payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement. The Tax Code also allows employees of 501(c)(3) organizations and public schools to contribute after-tax salary contributions to a Roth 403(b) account, which provides for tax-free distributions, subject to certain restrictions;

• Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA qualification requirements; and
•
457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account.

The Company may offer or have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Special Considerations for Section 457 Plans. Under 457(b) plans of non-governmental employers, all amounts of deferred compensation, all property and rights purchased with such amounts and all income attributable to such amounts, property and rights remain solely the property and rights of the employer and are subject to the claims of the employer’s general creditors. 457(b) plans of governmental employers, on the other hand, are required to hold all assets and income of the plan in trust for the exclusive benefit of plan participants and their Beneficiaries. For purposes of meeting this requirement, an annuity contract is treated as a trust.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract, and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Income Phase (i.e., annuity) payments from a Qualified Contract, depends on the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contracts described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract Owners, sponsoring employers, participants, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.

Contract Owners, sponsoring employers, participants, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime Income Phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

401(a), 401(k), 403(b) and Roth 403(b) Plans. The total annual contributions (including pre-tax and Roth 403(b) after-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $70,000 (as indexed for 2025). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k), 403(b) or Roth 403(b) plan to generally no more than $23,500 (as indexed for 2025). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

With the exception of the Roth 403(b) contributions, Purchase Payments to your account(s) will generally be excluded from your gross income only if the plan meets certain nondiscrimination requirements, as applicable. Roth 403(b) salary reduction contributions are made on an after-tax basis.

457(b) Plans. The total annual contributions (including pre-tax salary reduction contributions) made by you and your employer to a 457(b) plan cannot exceed, generally, the lesser of 100% of your includible compensation or $23,500 (as indexed for 2025). Generally, includible compensation means your compensation for the year from the employer sponsoring the plan, including deferrals to the employer’s Tax Code Section 401(k), 403(b), Roth 403(b) and 125 cafeteria plans in addition to any deferrals to the 457(b) plan.

Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), 403(b), Roth 403(b) or governmental 457(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$7,500; or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Special 457 Catch-ups. Special catch-up provisions may be available for 457(b) Plans (“Special 457 Catch-ups”) during the three years prior to the participant’s normal retirement age. Note that the Special 457 Catch-ups cannot be used simultaneously with the Age 50 Catch-ups. Specifically, a participant may elect to defer the lesser of: (a) twice the deferral limit ($46,000); or (b) basic annual limit plus the amount of the basic annual limit not used in prior taxable years (disregarding any deferrals under the Age 50 Catch-up). If a participant is eligible for the Special 457 Catch-up and the Age 50 Catch-up, the participant can make deferrals up to the greater catch-up limit, but may not make deferrals in excess of the greater catch-up limit. For advice with respect to these catch-up provisions, please consult your own tax and/or legal adviser.

Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year and you are not age 70½ by the end of the year. For 2025, the contribution to your traditional IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2025, the contribution to a Roth IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Distributions – General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including withdrawals, Income Phase (i.e., annuity) payments, and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

401(a), 401(k), 403(b) and Governmental 457(b) Plans. Distributions from these plans are generally taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated Beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:
•	The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k) or 403(b) plan (collectively, qualified plans) or Roth IRA and taxable amounts from a governmental 457(b) plan that are attributable to amounts transferred from a qualified plan or IRA.

Exceptions to the 10% additional tax may apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your Beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters;
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses;
•	You use the distribution to buy, build or rebuild a first home;
•	You have separated from service with the Plan Sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the Plan Sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•	The distribution is paid to a terminally ill individual;
•	The withdrawal is paid for certain emergency expenses;
•	The distribution is paid to an eligible domestic abuse victim; or
•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions – Roth 403(b) and Roth IRA. A partial or full distribution of Purchase Payments to a Roth 403(b) or a Roth IRA account and earnings credited on those Purchase Payments (or of in-plan rollover amounts and earnings credited on those amounts, as described in the “In-Plan Roth Rollovers” section below) will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth 403(b) or a Roth IRA account is defined as a distribution that meets the following two requirements:
•	The distribution occurs after the five-year taxable period measured from the earlier of:
>
The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>
If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>	The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND
•	The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary or estate, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Non-Governmental 457(b) Plans. Compensation deferred under a 457(b) plan of a non-governmental employer is generally includible in income in the first year in which it is paid or otherwise made available to you or your designated Beneficiary.

Distributions – Eligibility

Distributions from qualified plans (as described in this prospectus) generally may occur only upon the occurrence of certain events. The terms of your plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59½;
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) and Roth 401(k) Plans. Subject to the terms of your 401(k) plan, distributions from your 401(k) or Roth 401(k) employee account, and possibly all or a portion of your 401(k) or Roth 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial hardship
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) and Roth 403(b) Plans. Subject to the terms of your 403(b) or Roth 403(b) plan, distribution of certain salary reduction contributions and earnings generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial hardship;
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).

Before we process a withdrawal request we generally are required to confirm with your 403(b) Plan Sponsor or otherwise that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

457(b) and Roth 457(b) Plans. Under 457(b) and Roth 457(b) plans, distributions may generally not be made available to you earlier than:
•	The calendar year you attain age 59½;
•	When you experience a severance from employment; or
•	When you experience an unforeseeable emergency.

A one-time in-service distribution may also be permitted under a Section 457(b) plan if the total amount payable to the participant does not exceed [$5,000 ($7,500 beginning January 1, 2025)], no amounts have been deferred by the participant during the two-year period ending on the date of distribution, and there have been no such prior in-service distributions.

457(f) Plans. Some Tax Code Section 457(f) plans must meet the requirements of Tax Code Section 409A, which includes standards for deferral elections, restrictions on subsequent elections regarding the time and form of payment and a prohibition on against accelerating payments from such plans. Tax Code Section 409A also allows distributions only upon the occurrence of the following specified events:
•	Separation from service;
•	Disability;
•	Death;
•	Payment at a specified time (or under a fixed schedule) determined at the date that the deferral is made;
•	Change in control or ownership of the sponsoring employer; or
•	Unforeseeable emergency.

For more information, please consult your own tax and/or legal adviser.

Lifetime Required Minimum Distributions (401(a), 401(k), Roth 401(k), 403(a), 403(b), Roth 403(b), 457(b) and Roth 457(b) Plans)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

The following discussion is general, and the details of the required minimum distribution rules are extremely complex. Consult a tax advisor for additional information.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the applicable age as prescribed by Tax Code Section 401(a)(9)) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), 403(b) and Roth 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain the applicable age as prescribed by Tax Code Section 401(a)(9)); or

Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.
Your applicable age is determined as follows:

If you were born . . .	Your “applicable age is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated Beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before Income Phase payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If Income Phase payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

25% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. This is reduced to 10% if the shortfall is corrected within two years. In certain circumstances this excise tax may be waived by the IRS.

Further information regarding required minimum distributions may be found in your Contract or certificate.

Required Distributions Upon Death (401(a), 401(k), Roth 401(k), 403(a), 403(b), Roth 403(b), 457(b) and Roth 457(b) Plans)

Upon your death, any remaining interest in a 401(a), 401(k), Roth 401(k), 403(a), 403(b), Roth 403(b), 457(b), or Roth 457(b) plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your Contract will be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if an employee under an employer sponsored retirement plan dies prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “five-year rule”), or (2) over the life of the designated Beneficiary, or over a period not extending beyond the life expectancy of the designated Beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

Current Law. Under the new law, if you die after 2019, and you have a designated Beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated Beneficiary is an eligible designated Beneficiary (“EDB”) or some other exception applies. A designated Beneficiary is any individual designated as a Beneficiary by the employee. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death. This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).
Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your Beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your Beneficiary is a trust and all the Beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the Beneficiaries of the trust as designated Beneficiaries, including special rules allowing a Beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your Beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated Beneficiary of the deceased employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated Beneficiary’s death. Hence, this ten-year rule generally will apply to a Contract issued prior to 2020 which continues to be held by a designated Beneficiary of an employee who died prior to 2020.

It is important to note that under prior law, Income Phase payments that commenced under a method that satisfied the distribution requirements while the employee was alive could continue to be made under that method after the death of the employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Start Dates for Spousal Beneficiaries. Under the new law, as under prior law, if your Beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Withholding

Taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

401(a), 401(k), Roth 401(k), 403(a), 403(b), Roth 403(b), Governmental 457(b) and Governmental Roth 457(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

457(b) Plans of Non-Governmental Employers and 457(f) Plans. All distributions from these plans, except death benefit proceeds, are subject to mandatory federal income tax withholding as wages. Death benefit proceeds are not subject to income tax withholding.

Non-Resident Aliens. If you or your designated Beneficiary is a non-resident alien, any withholding will generally be 30% based on the individual’s citizenship, the country of domicile and tax treaty status.

In-Plan Roth Rollovers

Tax Code Section 401(k), 403(b) and governmental 457(b) plans may add a “qualified Roth contribution program,” under which employees can forego the current exclusion from gross income for elective deferrals, in exchange for the future exclusion of the distribution of the deferrals and any earnings thereon. That is, participants may elect to make non-excludable contributions to “designated Roth accounts” (instead of making excludable contributions) – and to exclude from gross income (if certain conditions are met) distributions from these accounts (instead of having distributions included in gross income).

If permitted under the plan for which the Contract is issued and provided the plan offers an applicable Roth account (a Roth 401(k), Roth 403(b) or Roth 457(b) account), non-Roth amounts may be rolled over into a corresponding Roth account within the same plan. The Tax Code provides that, generally, an in-plan rollover to a Roth account is taxable and includable in gross income in the year the rollover occurs, just as if the amount were distributed and not rolled into a qualified account. Please note that in-plan rollovers into a Roth account are not subject to withholding. Consequently, an individual considering such a transaction may want to increase their tax withholding or make an estimated tax payment in the year of the rollover. Amounts rolled over into an in-plan Roth account cannot subsequently be converted back into a non-Roth account.

A partial or full distribution of in-plan Roth rollover amounts and earnings credited on those amounts (or of Purchase Payments made by salary reduction to a Roth account and earnings credited on those Purchase Payments, as described above) will be excludable from income if it is a qualified distribution as defined in the “Qualified Distributions – Roth 401(k), Roth 403(b) and Roth 457(b)” section above.

In-plan Roth rollovers are not subject to the 10% additional tax on early distributions under Tax Code Section 72(t) that would normally apply to distributions from a 401(k) or 403(b) plan (or from a governmental 457(b) plan to the extent such amounts are attributable to rollovers from a 401(a), 401(k), 403(a) or 403(b) plan). However, a special recapture rule applies when a plan distributes any part of the in-plan Roth rollover within a five-year taxable period, making the distribution subject to the 10% additional tax on early distributions under Tax Code Section 72(t) unless an exception to this tax applies or the distribution is allocable to any nontaxable portion of the in-plan Roth rollover. The five-year taxable period begins January 1 of the year of the in-plan Roth rollover and ends on the last day of the fifth year of the period. This special recapture rule does not apply when the participant rolls over the distribution to another designated Roth account or to a Roth IRA but does apply to a subsequent distribution from the rolled over account or Roth IRA within the five-year taxable period.

Due to administrative complexity, certain in-plan Roth rollovers may not be available through the Contract. Additionally, the tax rules associated with Roth accounts and in-plan Roth rollovers can be complex and you should seek tax and/or legal advice regarding your particular situation.

Assignment and Other Transfers

401(a), 401(k), Roth 401(k), 403(a), 403(b), Roth 403(b), 457(b) and Roth 457(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or other means. It is also possible that any change could be retroactive (i.e., effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the Separate Account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the Separate Account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the Separate Account. In this case we may impose a charge against a separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the Separate Account, including from your Contract value invested in the Subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including Separate Account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the Separate Account because (1) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law; and (2) we do not currently include Company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

Legal Matters

The Company’s organization and authority, and the legality and validity of the Guaranteed Terms and the Guaranteed Account, have been passed on by the Company’s legal department.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Voya Financial Partners, LLC’s ability to distribute the Contract or upon the separate account.

•
Litigation.  Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters.  As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

The consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information. To request a free Statement of Additional Information, please contact Customer Service at 1-800-584-6001.

1
PRO.278456-26
54401173.2

APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Fixed Interest Options currently available under the Contract. We may change the features of the Fixed Interest Options listed below, offer new Fixed Interest Options, and terminate existing Fixed Interest Options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from the Guaranteed Account before the end of a Guaranteed Term, we may apply a Market Value Adjustment. This may result in a significant reduction in your Account Value.

For more information about the Guaranteed Account and the Market Value Adjustment, see “DESCRIPTION OF THE GUARANTEED ACCOUNT” and “CONTRACT CHARGES AND ADJUSTMENTS.”

Name	Term*	Minimum Guaranteed Interest Rate
Guaranteed Account	1, 3, 5, 7, and 10-year terms are available	1%

*  The terms available under your Contract may vary.
** Your minimum guaranteed interest rate is set forth in your Contract.

For additional information regarding the other investment options available under the Contract, please refer to the contract prospectus. For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request prospectuses for the portfolios underlying the variable investment options by writing to Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or by calling 1-800-531-4547.

The Statement of Additional Information (“SAI”) includes additional information about the Guaranteed Account and is incorporated by reference into this prospectus. The SAI can be found online at [WEBSITE LINK] or available without charge, upon request, by calling us toll-free at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.You also can request other information and make other inquiries by calling that toll-free number.

Reports and other information about Voya Retirement Insurance and Annuity Company are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000271708

1
PRO.278456-26
54401173.2

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

1
PRO.278456-26
54401173.2

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Statement of Additional Information Dated May 1, 2026

VOYA GUARANTEED ACCOUNT
Fixed Interest Option Available During the Accumulation Phase
of Certain Variable Annuity Contracts

This Statement of Additional Information (the “SAI”), is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2026 for the Voya Retirement Insurance and Annuity Company Contracts referenced above. The prospectus sets forth information that a prospective Investor ought to know before investing. You may obtain a free copy of the Prospectus, by either contacting Customer Service at Defined Contract Administration, P.O. Box 990063, Windsor, CT 06199-0063, 1-800-584-6001

Read the prospectus before you invest. Terms used in this SAI shall have the same meaning as in the prospectus.

Information about the Contract’s separate account and each investment option other than the fixed maturity options are described in most recent Contract SAI and any subsequent updating material.

GENERAL INFORMATION AND HISTORY

The Company issues the Contracts described in the prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc., (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

From this point forward, the term “Contract(s)” refers only to those offered through the prospectus.

SERVICES

Third Party Compensation Arrangements

Please be aware that:
•	The Company may seek to promote itself and the Contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations;
•
The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the Contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request; and

•
At the direction of the Contract Holder, the Company may make payments to the Contract Holder, its representatives or third party service providers intended to defray or cover the costs of plan or program-related administration.

The OMNI Financial Group, Inc. (OMNI) is a third party administrator which has established a Preferred Provider Program (“P3”) and has recommended the Company for inclusion in the P3 program based upon the Company meeting or exceeding the established P3 qualifications and standards. For plans that utilize OMNI services and have enrolled in the P3 program, the Company pays OMNI $36 per year for each actively contributing participant to cover a share of the plan administration fees payable to OMNI.

Experts

The consolidated financial statements of the Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are included in the Company’s Annual Report on Form 10-K and are incorporated by reference in this Statement of Additional Information. Such financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm.  The primary business address of Ernst & Young LLP is Suite 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

CONTRACT ADJUSTMENT

As described in the prospectus, we may apply a Market Value Adjustment when you withdraw or otherwise remove Account Value from the Guaranteed Period prior to the end of the Guaranteed Period.

Calculation of the MVA

The amount of the MVA depends upon the relationship between:
•	The deposit period yield of U.S. Treasury Notes that will mature in the last quarter of the Guaranteed Term; and
•	The current yield of such U.S. Treasury Notes at the time of withdrawal.

If the current yield is less than the deposit period yield, the MVA will decrease the amount withdrawn from a Guaranteed Term to satisfy a transfer or withdrawal request (the MVA will be positive).  If the current yield is greater than the deposit period yield, the MVA will increase the amount withdrawn from a Guaranteed Term (the MVA will be negative or detrimental to the investor).

Deposit Period Yield

We determine the deposit period yield used in the MVA calculation by considering interest rates prevailing during the deposit period of the Guaranteed Term from which the transfer or withdrawal will be made.  First, we identify the Treasury Notes that mature in the last three months of the Guaranteed Term.  Then, we determine their yield-to-maturity percentages for the last business day of each week in the deposit period.  We then average the resulting percentages to determine the deposit period yield.

Treasury Note information may be found each business day in publications such as the Wall Street Journal, which publishes the yield-to-maturity percentages for all Treasury Notes as of the preceding business day.

Current Yield

We use the same Treasury Notes identified for the deposit period yield to determine the current yield - Treasury Notes that mature in the last three months of the Guaranteed Term.  However, we use the yield-to-maturity percentages for the last business day of the week preceding the withdrawal and average those percentages to get the current yield.

MVA Formula

The mathematical formula used to determine the MVA is:

{	(1+i)	}	x
365
(1+j)

where i is the deposit period yield; j is the current yield; and x is the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term.

We make an adjustment in the formula of the MVA to reflect the period of time remaining in the Guaranteed Term from the Wednesday of the week of a withdrawal.

Examples of Market Value Adjustment Calculations

The following are examples of Market Value Adjustment (“MVA”) calculations using several hypothetical deposit period yields and current yields.  These examples do not include the effect of any early withdrawal charge or other fees or deductions that may be assessed under the Contract upon withdrawal.

EXAMPLE I
Assumptions:

i, the deposit period yield, is 5%

j, the current yield, is 4%

x, the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term, is 927.

EXAMPLE II
Assumptions:

i, the deposit period yield, is 5%

j, the current yield, is 6%

x, the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term, is 927.

MVA = {	(1+i)	}	x	MVA = {	(1+i)	}	x
			365				365
	(1+j)				(1+j)
= {	(1.05)	}	927	= {	(1.05)	}	927
			365				365
	(1.04)				(1.06)

= 1.0246				= .9762

In this example, the deposit period yield of 5% is greater than the current yield of 4%; therefore, the MVA is greater than one.  The amount withdrawn from the Guaranteed Term is multiplied by this MVA.

If a withdrawal or transfer request of a specific dollar amount is requested, the amount withdrawn will be increased to reflect the positive MVA amount. In the event of multiple adjustments, the MVA is applied before other adjustments.. For example, assume that you have $20,000 in Account Value and make a $2,000 withdrawal request from a Guaranteed Term. If a 5%early withdrawal charge applies in addition to the MVA, a withdrawal request for $2,000 would result in a $2,000 reduction in the guaranteed term but a $1,946.74 net payment before taxes (i.e., $2,000 x 1.0246 = $2,049.20 – (.05 x $2,049.20) = $1,946.74).Your Contract Value will be reduced by the gross amount of your withdrawal, in this example, $2,000, or 10%, while you will have received $1,946.74, or 9.73% of your Contract Value before the withdrawal.

In this example, the deposit period yield of 5% is less than the current yield of 6%; therefore, the MVA is less than one.  The amount withdrawn from the Guaranteed Term is multiplied by this MVA.

If a withdrawal or transfer request of a specific dollar amount is requested, the amount received will be decreased to compensate for the negative MVA amount. In the event of multiple adjustments, the MVA is applied before other adjustments. For example, assume that you have $20,000 in Account Value and make a $2,000 withdrawal request from a Guaranteed Term. If a 5% early withdrawal charge applies in addition to the MVA, a withdrawal request for $2,000 would result in a $2,000 reduction in the guaranteed term but a $1,854.78 net payment before taxes (i.e., $2,000 x .9762 = $1,954.40 – (.05 x $1954.40) = $1,854.78). Your Contract Value will be reduced by the gross amount of your withdrawal, in this example, $2,000, or 10%, while you will have received $1,854.78, or 9.27% of your Contract Value before the withdrawal.

Voya Guaranteed Account 1
54401173.2

Examples of Market Value Adjustment Yields

The following hypothetical examples show the MVA based upon a given current yield at various times remaining in the Guaranteed Term.  Table A illustrates the application of the MVA based upon a deposit period yield of 6%; Table B illustrates the application of the MVA based upon a deposit period yield of 5%.  The MVA will have either a positive or negative influence on the amount withdrawn from or remaining in a Guaranteed Term.  Also, the amount of the MVA generally decreases as the end of the Guaranteed Term approaches.

TABLE A: Deposit Period Yield of 6%
Current Yield	Change in Deposit Period Yield	Time Remaining to Maturity of Guaranteed Term
		8 Years	6 Years	4 Years	2 Years	1 Year	3 Months
9%	3%	-20.0%	-15.4%	-10.6%	-5.4%	-2.8%	-0.7%
8%	2%	-13.9	-10.6	-7.2	-3.7	-1.9	-0.5
7%	1%	-7.2	-5.5	-3.7	-1.9	-0.9	-0.2
6%	0%	0.0	0.0	0.0	0.0	0.0	0.0
4%	-2%	16.5	12.1	7.9	3.9	1.9	0.5
3%	-3%	25.8	18.8	12.2	5.9	2.9	0.7
2%	-4%	36.0	26.0	16.6	8.0	3.9	1.0
1%	-5%	47.2	33.6	21.3	10.1	5.0	1.2
TABLE B: Deposit Period Yield of 5%
Current Yield	Change in Deposit Period Yield	Time Remaining to Maturity of Guaranteed Term
		8 Years	6 Years	4 Years	2 Years	1 Year	3 Months
9%	+4%	-25.9%	-20.1%	-13.9%	-7.2%	-3.7%	-0.9%
8%	+3%	-20.2	-15.6	-10.7	-5.5	-2.8	-0.7
7%	+2%	-14.0	-10.7	-7.3	-3.7	-1.9	-0.5
6%	+1%	-7.3	-5.5	-3.7	-1.9	-0.9	-0.2
4%	-1%	8.0	5.9	3.9	1.9	1.0	0.2
3%	-2%	16.6	12.2	8.0	3.9	1.9	0.5
2%	-3%	26.1	19.0	12.3	6.0	2.9	0.7
1%	-4%	36.4	26.2	16.8	8.1	4.0	1.0

PRINCIPAL UNDERWRITER

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for Contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The Contract is distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC. The offering of the Contracts is continuous.

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2025, 2024 and 2023 amounted to $67,209,367.36, 66,281,426.30, and $64,233,435.52, and, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account C of the Company.

FINANCIAL STATEMENTS

The statutory financial statements of Voya Retirement Insurance and Annuity Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are included in the Company’s Annual Report on Form 10-K and are incorporated by reference in this Statement of Additional Information. Such financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm. The primary business address of Ernst & Young LLP is Suite 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

Voya Guaranteed Account 1
54401173.2

PART C

OTHER INFORMATION

Voya Guaranteed Account
54401173.2

Item 27. Exhibits

(27)(a)	Not applicable
(27)(b)	Not applicable
(27)(c)(1) 27(c)(2)
Underwriting Agreement dated November 17, 2006, between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC
Confirmation of Underwriting Agreement • Incorporated by reference to Registration Statement on Form S-1 (File No. 333-133158), as filed on April 10, 2006.

27(d)(1)	Variable Annuity Contract (G2-CDA-94(IR))
27(d)(2)	Variable Annuity Contract (G2-CDA-94(NQ))
27(d)(3)	Variable Annuity Contract (G-MP2 (5/96))
27(d)(4)	Certificate of Group Annuity Coverage (MP2CERT (5/96))
27(d)(5)	Variable Annuity Contract (G-CDA-GP2 (4/94))
27(d)(6)	Variable Annuity Contract (I-CDA-GP2 (4/94))
27(d)(7)	Certificate of Group Annuity Coverage (GP2CERT (4/94))
27(d)(8)	Group Variable, Fixed, or Combination Annuity Contract (Nonparticipating) (G-GP2 (5/96))
27(d)(9)	Individual Variable, Fixed or Combination Annuity Contract (Nonparticipating) (I-GP2 (5/96))
27(d)(10)	Variable Annuity Contract (G-MP2 (5/97))
27(d)(11)	Variable Annuity Certificate (MP2CERT (5/97))
27(d)(12)	Variable Annuity Contract (IMP2 (5/97))
27(d)(13)	Certificate of Group Annuity Coverage (GP2CERT (5/97))
27(d)(14)	Name Change Endorsement (ENMCHGI (05/02))
27(d)(15)	Name Change Endorsement (EVNMGHC (09/14))
27(d)(16)	Endorsement (E-IRASECURE-20) to Contract (MP2CERT (5/97))
27(d)(17)	Endorsement (E-DCSECURE-20) to Contract (MP2CERT (5/97))
27(e)	Not applicable
27(f)(1)	Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company
27(f)(2)	Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007
27(g)	Not applicable
27(h)	Not applicable
27(i)	Not applicable
27(j)	Not applicable
27(k)	Opinion re: Legality
27(l)	Consent of Independent Registered Public Accounting Firm
27(m)	Not applicable
27(n)	Not applicable
27(o)	Not applicable
27(p)	Powers of Attorney

Item 28.  Directors and Officers of the Insurance Company*

Name and Principal Business Address	Positions and Offices with Depositor
Jay S. Kaduson, 200 Park Avenue, NY, New York 10166	Director
Amelia J. Vaillancourt, One Orange Way, Windsor, CT 06095-4774	Director and President
William T. Bainbridge, One Orange Way, Windsor, CT 06095-4774	Director, Senior Vice President and Chief Financial Officer
Youssef A. Blal, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director
Neha Jha, 200 Park Avenue, New York, NY 10166	Director

Andrew J. Stocker, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
Curtis J Heaser, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director and Senior Vice President
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Jacques M. Longerstaey, 200 Park Avenue, NY, New York 10166	Executive Vice President, Chief Risk Officer
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Tony D. Oh, 5780 Powers Ferry Road, N.W., Atlanta GA 30327-4390	Senior Vice President and Chief Accounting Officer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Senior Vice President
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Brian J. Baranowski, One Orange Way, Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Tingting Xiao, One Orange Way, Windsor, CT 06095-4774	Vice President and Appointed Actuary

* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

VOYA FINANCIAL, INC.
HOLDING COMPANY SYSTEM
VOYA FINANCIAL, INC.
HOLDING COMPANY SYSTEM
12-31-2025

Voya Financial, Inc. (1000)
Non-Insurer (Delaware) FEIN: 52-1222820 | NAIC Group Code: 4832

OneAmerica Retirement Services LLC (5210)
Non-Insurer (Indiana) FEIN: 46-5378846

OneAmerica Investment Advisory Services LLC (5220)
Non-Insurer (Indiana) FEIN: 81-3920167

Benefitfocus, Inc. (5000)
Non-Insurer (Delaware) FEIN: 46-2346314

Benefitfocus.com, Inc. (5100)
Non-Insurer (South Carolina) FEIN: 57-1099948

BenefitStore, LLC (5120)
Non-Insurer (South Carolina) FEIN: 27-3519176

Tango Health, Inc. (5110)
Non-Insurer (Delaware) FEIN: 26-2060323

Pen-Cal Administrators, Inc. (4050)
Non-Insurer (California) FEIN: 94-2695108

Voya Nonqualified Plan Pay Services, LLC (1998)
Non-Insurer (Delaware) FEIN: 39-2624681

Voya Services Company (4000)
Non-Insurer (Delaware) FEIN: 52-1317217

Voya Payroll Management, Inc. (4100)
Non-Insurer (Delaware) FEIN: 52-2197204

Security Life Assignment Corporation (n/a)
Non-Insurer (Colorado) FEIN: 84-1437826

Voya Special Investments, Inc. (*a) (4550)
Non-Insurer (Delaware) FEIN: 85-1775946

Voya Global Services Private Limited (*b) (5310)
Non-Insurer (India)

VFI India Holdings LLC (5300)
Non-Insurer (Delaware) FEIN: 93-1766128

Voya Holdings Inc. (1050)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Benefits Company, LLC (2050)
Non-Insurer (Delaware) FEIN: 83-0965809

Benefit Strategies, LLC (2060)
Non-Insurer (New Hampshire) FEIN: 26-0003294

Voya Financial Advisors, Inc. (2200)
Non-Insurer (Minnesota) FEIN: 41-0945505

VIM Holdings LLC (*c) (2261)
Non-Insurer (Delaware) FEIN: 88-3236443

Voya Investment Management LLC (2250 Class A / 2251 Class B)
Non-Insurer (Delaware) FEIN: 58-2361003

Voya Investment Management Co. LLC (3050 Class A / 3051 Class B)
Non-Insurer (Delaware) FEIN: 06-0888148

Voya Investment Trust Co. (3150)
Non-Insurer (Connecticut) FEIN: 06-1440627

Voya Investment Management (UK) Limited (3200 Class A / 3201 Class B)
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC (2550 Class A / 2551 Class B)
Non-Insurer (Delaware) FEIN: 13-4038444

Voya Alternative Asset Management Ireland Limited (2700)
Non-Insurer (Ireland)

Voya Alternative Asset Management LLC (2600 Class A / 2601 Class B)
Non-Insurer (Delaware) FEIN: 13-3863170

Voya Realty Group LLC (2650)
Non-Insurer (Delaware) FEIN: 13-4003969

VAAM (Cayman) Ltd. (2760)
Non-Insurer (Cayman Islands)

Voya Pomona Holdings LLC (3000)
Non-Insurer (Delaware) FEIN: 13-4152011

Pomona G.P. Holdings LLC (*d) (2750 Class A / 2751 Class B)
Non-Insurer (Delaware) FEIN: 13-4150600

Pomona Management LLC (2800 Class A / 2801 Class B)
Non-Insurer (Delaware) FEIN: 13-4149700

Voya Capital, LLC (2300)
Non-Insurer (Delaware) FEIN: 86-1020892

Voya Funds Services, LLC (2350)
Non-Insurer (Delaware) FEIN: 86-1020893

Voya Investments Distributor, LLC (2450)
Non-Insurer (Delaware) FEIN: 03-0485744

Voya Investments, LLC (2400)
Non-Insurer (Arizona) FEIN: 03-0402099

Oconee Real Estate Holdings IV – ARB LLC (*e)
Non-Insurer (Delaware) FEIN: 93-3381941

Oconee Real Estate Holdings V – CASC LLC (*f)
Non-Insurer (Delaware) FEIN: 93-4060472

Oconee Real Estate Holdings VI – GREEN LLC (*g)
Non-Insurer (Delaware) FEIN: 93-4037989

Oconee Real Estate Holdings VII – CANOPY LLC (*h)
Non-Insurer (Delaware) FEIN: 99-0609295

Oconee Real Estate Holdings X – OASIS LLC (*i)
Non-Insurer (Delaware) FEIN: 99-2189275

Oconee Real Estate Holdings XI – MARKET CENTER LLC (*j)
Non-Insurer (Delaware) FEIN: 99-3439272

Oconee Real Estate Holdings XII – RIVERSIDE LLC (*k)
Non-Insurer (Delaware) FEIN: 99-3455416

Oconee Real Estate Holdings XIV – FAIRVIEW LLC (*l)
Non-Insurer (Delaware) FEIN: 99-2177246

Oconee Real Estate Holdings XV – SPANISH COVE LLC (*m)
Non-Insurer (Delaware) FEIN: 39-4119163

Oconee Real Estate Holdings XVII – CROSSINGS LLC (*n)
Non-Insurer (Delaware) FEIN: 33-4830625

Oconee Real Estate Holdings XVIII – HOUSTON LLC (*o)
Non-Insurer (Delaware) FEIN: 99-2177246

VIM SLP Holdings Inc. (2270)
Non-Insurer (Delaware) FEIN: 33-2337236

VIM SLP Holdings LLC (2280)
Non-Insurer (Delaware) FEIN: 33-2315739

Voya Retirement Insurance and Annuity Company (1350)
Insurer (Connecticut) FEIN: 71-0294708 | NAIC 86509

Voya Financial Partners, LLC (1400)
Non-Insurer (Delaware) FEIN: 06-1375177

Voya Institutional Plan Services, LLC (1500)
Non-Insurer (Delaware) FEIN: 04-3516284

Voya Retirement Advisors, LLC (1550)
Non-Insurer (Delaware) FEIN: 22-1862786

Voya Institutional Trust Company (2100)
Non-Insurer (Connecticut) FEIN: 46-5416028

ReliaStar Life Insurance Company (1150)
Insurer (Minnesota) FEIN: 41-0451140 | NAIC: 67105

ReliaStar Life Insurance Company of New York (1250)
Insurer (New York) FEIN: 53-0242530 | NAIC: 61360

Voya Insurance Solutions, LLC (1650)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Custom Investments LLC (3650)
Non-Insurer (Delaware) FEIN: 02-0488491

*a – Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*b – Voya Global Services Private Limited is owned 99% by Voya Financial, Inc. and 1% by VFI India Holdings LLC.
*c – Voya Holdings Inc. holds a 76% economic stake, and a Non-Affiliate Member holds a 24% economic stake in VIM Holdings LLC’s class A shares and Voya Holdings Inc also holds a 100% economic stake in VIM Holdings LLC’s class B shares.
*d – Pomona G.P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholders.
*e – Oconee Real Estate Holdings IV-ARB LLC owned 33% by Voya Retirement Insurance and Annuity Company, owned 16% by ReliaStar Life Insurance Company and owned 51% by non-Affiliate members.
*f – Oconee Real Estate Holdings V-CASC LLC owned 44.8% by Voya Retirement Insurance and Annuity Company and owned 55.2% by non-Affiliate members.
*g – Oconee Real Estate Holdings VI-GREEN LLC owned 38.5% by Voya Retirement Insurance and Annuity Company, owned 12.5% by ReliaStar Life Insurance Company and owned 49% by non-Affiliate members.
*h – Oconee Real Estate Holdings VII-CANOPY LLC owned 10.13% by Voya Retirement Insurance and Annuity Company and 89.87% by Non-Affiliate members.
*i – Oconee Real Estate Holdings X – OASIS LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*j – Oconee Real Estate Holdings XI – MARKET CENTER LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*k– Oconee Real Estate Holdings XII – RIVERSIDE LLC owned 22.31% by Voya Retirement Insurance and Annuity Company, owned 3.08% by ReliaStar Life Insurance Company and owned 74.61% by non-Affiliate members.
*l – Oconee Real Estate Holdings XIV – FAIRVIEW LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*m – Oconee Real Estate Holdings XV – SPANISH COVE LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*n– Oconee Real Estate Holdings XVII – CROSSINGS LLC owned 10% by Voya Retirement Insurance and Annuity Company and 90% by non—Affiliate members.
*o – Oconee Real Estate Holdings XVIII – HOUSTON LLC owned 100% by Voya Commercial Mortgage Originator, LLC.

Item 30. Indemnification of Directors and Officers

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS.  Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.  These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774.  Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(3); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify.  Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation.  Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies issued by an international insurer. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Section 20 of the Voya Financial Partners, LLC Limited Liability Company Agreement executed as of November 28, 2000 provides that Voya Financial Partners, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of Voya Financial Partners, LLC, as long as he acted in good faith on behalf of Voya Financial Partners, LLC and in a manner reasonably believed to be within the scope of his authority.  An additional condition requires that no person shall be entitled to indemnity if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct.  This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

Item 31. Principal Underwriters

(a)
In addition to serving as the principal underwriter for the Contracts, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account C of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act). Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (viii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b) The following are the directors and officers of the Principal Underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter
William P. Elmslie, One Orange Way, Windsor, CT 06095-4774	Director and Managing Director
Jonathan F. Reilly, One Orange Way, Windsor, CT, 06095-4774	Director
Stephen J. Easton, One Orange Way, Windsor, CT 06095-4774	Chief Compliance Officer

Frederick H. Bohn, One Orange Way, Windsor, CT 06095-4774	Chief Financial Officer
Jacques M. Longerstaey, 200 Park Avenue, New York, NY 10166	Executive Vice President, Chief Risk Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
M. Bishop Bastien, One Orange Way, Windsor, CT 06095-4774	Vice President
Philip A. Capodice, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John (Teddy) T. Cordes, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Gavin T. Gruenberg, One Orange Way, Windsor, CT 06095-4774	Vice President
Mark E. Jackowitz, 22 Century Hill Drive, Suite 101, Latham, NY 12110	Vice President
Andrew M. Kallenberg, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President, Corporate Tax
David J. Linney, 2925 Richmond Avenue, Suite 1200, Houston, TX 77098	Vice President
Laurie A. Lombardo, One Orange Way, Windsor, CT 06095-4774	Vice President
Benjamin W. Moy, One Orange Way, Windsor, CT 06095-4774	Vice President
Gregory K. Springfield, One Orange Way, Windsor CT 06095-4774	Vice President
Tina M. Schultz, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Assistant Secretary
Devan P. Butler, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer
Bill Kladis, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer

(c) Compensation to Principal Underwriter during last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation*
Voya Financial Partners, LLC				$ 67,209,367.36

*Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of the Contracts during 2025.

Item 31A. Information about Contracts with Index-Linked Options and/or Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Voya Guaranteed Account	1,493	$140,333,183		$0	$10,801,156	Yes

Item 32. Location of Accounts and Records

Not applicable

Item 33. Management Services

Not applicable

Item 34. Undertakings

With regard to the Voya Guaranteed Account subject to contract adjustment, the Company undertakes:

1.
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

54401173.2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the 29th day of April 2026.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Insurance Company)
	By:	/s/Amelia J. Vaillancourt
Amelia J. Vaillancourt President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature   Title     Date
/s/Amelia J. Vaillancourt President and Director   February 6, 2026
Amelia J. Vaillancourt (Principal Executive Director)

Tony D. Oh   Senior Vice President and   February 6, 2026
Chief Accounting Officer

/s/William T. Bainbridge Senior Vice President, Chief  February 6, 2026
William T. Bainbridge  Financial Officer and Director

Youssef A. Blal  Director    February 6, 2026

/s/Jay S. Kaduson  Director    February 6, 2026
Jay S. Kaduson

Curtis J. Heaser  Director    February 6, 2026

Neha  Jha   Director    February 6, 2026

Andrew J. Stocker  Director    February 6, 2026

By: /s/ Ian Macleod
Ian Macleod *Attorney-in-Fact

* Executed by Ian Macleod on behalf of those indicated pursuant to Powers of Attorney.

EXHIBIT INDEX Exhibit No. Exhibit 27(l) Consent of Independent Registered Public Accounting Firm 27(p) Powers of Attorney

54401173.2